UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2012

Penford Corporation

(Exact name of registrant as specified in its charter)

Washington	0-11488	91-1221360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7094 South Revere Parkway, Centennial, Colorado		80112-3932
(Address of principal executive offices)		(Zip Code)

303-649-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2012 Annual Meeting of Shareholders of Penford Corporation (the “Company”) held on January 26, 2012, the Company’s shareholders approved the amended Penford Corporation 2006 Long-Term Incentive Plan (the “Long-Term Incentive Plan”). The number of shares of the Company’s common stock available for issuance under the Long-Term Incentive Plan was increased by 800,000 shares. The Long-Term Incentive Plan also clarified the prohibition on repricing to, among other clarifications, preclude the cashout of options with an exercise price less than the then current fair market value other than in connection with a corporate transaction.

The description of the Long-Term Incentive Plan contained in this report is qualified in its entirety by reference to the full text of the Long-Term Incentive Plan, which was filed with the Securities and Exchange Commission on December 21, 2011 as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A for the 2012 Annual Meeting of Shareholders (the “2012 Meeting Proxy Statement”) and is incorporated herein by reference.

Item 5.07:	Submission of Matters to a Vote of Security Holders

As noted above, the Company’s Annual Meeting of Shareholders was held on January 26, 2012. A total of 11,467,789 shares were voted in person or by proxy, representing 93.01% of the shares entitled to be voted. Following are the actions taken and final voting results on proposals considered and voted upon at the meeting, all of which are described in the Company’s 2012 Meeting Proxy Statement:

1. The Directors identified in the table below were each elected for a three-year term of office.

Director	For	Withheld	Broker Non-Votes
R. Randolph Devening	9,967,797	159,382	1,340,610
Paul H. Hatfield	9,632,588	494,591	1,340,610
Edward F. Ryan	9,967,797	159,382	1,340,610
Matthew M. Zell	9,993,291	133,888	1,340,610

2. Shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2012.

For	Against	Abstained
11,421,981	45,808	0

3. Shareholders approved the Company’s Long-Term Incentive Plan, as amended.

For	Against	Abstained	Broker Non-Votes
9,224,866	808,559	93,754	1,340,610

4. The compensation of the Company’s named executive officers was approved by shareholders in an advisory vote.

For	Against	Abstained	Broker Non-Votes
9,609,820	350,194	167,165	1,340,610

5. Shareholders provided an advisory vote on the frequency of advisory votes on the Company’s executive compensation.

One Year	Two Years	Three Years	Abstained	Broker Non-Votes
9,462,586	43,136	453,864	167,593	1,340,610

Consistent with the recommendation of the Board of Directors in the 2012 Meeting Proxy Statement and the voting results, the Company will hold an advisory vote on the Company’s executive compensation annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penford Corporation
(Registrant)

January 27, 2012	/s/ Steven O. Cordier
Steven O. Cordier Senior Vice President and Chief Financial Officer

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